SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2004

Carmike Cinemas, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-14993
(Commission File Number)

58-1469127
(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia, 31901
(Address of principal executive offices)

(706) 576-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events and Regulation FD Disclosure

      On January 14, 2004, Carmike Cinemas, Inc. issued a press release announcing that it has commenced a cash tender offer for all $154.3 million outstanding principal amount of its 10 3/8% Senior Subordinated Notes due 2009. A copy of the press release is attached as Exhibit 99.1.

      On January 14, 2004, Carmike Cinemas, Inc. issued a press release announcing the commencement of an offering of $150 million aggregate principal amount of senior subordinated notes in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.2

Item 7.   Financial Statements and Exhibits.

      (c)    Exhibits.

99.1	Press Release issued by Carmike Cinemas, Inc. on January 14, 2004.

99.2	Press Release issued by Carmike Cinemas, Inc. on January 14, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: January 15, 2004.

CARMIKE CINEMAS, INC.

By:	/s/ Martin A. Durant Martin A. Durant Senior Vice President — Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Carmike Cinemas, Inc. on January 14, 2004.
99.2	Press Release issued by Carmike Cinemas, Inc. on January 14, 2004.

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